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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                               Amendment No. 1 to
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 6, 1996

                         CHASE MANHATTAN BANK USA, N.A.
               (Exact Name of registrant specified in its charter)

United States                 333-07575                      22-2382028
(State or other               (Commission File               (I.R.S. employer
Jurisdiction of               Number)                        Identification No.)
Incorporation)

                               802 Delaware Avenue
                           Wilmington, Delaware 19801

                    (Address of principal executive offices)
                  Registrant's telephone number: (302) 575-5033

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Item 5.           Other Events

                  On November 12, 1996, (i) Chase Manhattan Bank USA, N.A. ("Chase USA") and Chase Auto Funding Corporation (the "General Partner") formed Chase Manhattan Auto Owner Trust 1996-C (the "Issuer") pursuant to a Trust Agreement, dated as of November 12, 1996, among Chase USA, the General Partner and Wilmington Trust Company, as Owner Trustee (the "Owner Trustee") and (ii) the Owner Trustee filed a Certificate of Trust in respect of the Issuer with the Delaware Secretary of State pursuant to Section 3810 of Title 12 of the Delaware Code.

                  On December 5, 1996, Norwest Bank Minnesota, National Association (the "Indenture Trustee") executed and delivered to Simpson Thacher & Bartlett, as counsel for the Issuer a statement on Form T-1 as to its eligibility pursuant to the requirements of the Trust Indenture Act of 1939 (the "TIA") to hold the position of indenture trustee under an Indenture, between the Issuer and the Indenture Trustee (the "Indenture").

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

                  Exhibits

                  4.3(A)(2)      Certificate of Trust of the Issuer.

                  4.3(B)(2)      Trust Agreement pursuant to which the
                                 Issuer was formed.

                  25.1 Statement of the Indenture Trustee on Form T-1 as to its eligibility pursuant to the requirements of the TIA to hold the position of indenture trustee under the Indenture.

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                                                                             2
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CHASE MANHATTAN BANK USA, N.A.
                                                        (Registrant)

                                                By: /s/ Keith Schuck
                                                    --------------------
                                                Name: Keith Schuck
                                                Title: Controller

Date:  December 6, 1996

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                                INDEX TO EXHIBITS
                                -----------------

Exhibit                      Exhibit                             Sequentially
Number                       -------                            Numbered Pages
------                                                          --------------

4.3(A)(2)                    Certificate of Trust of the              1
                             Issuer.

4.3(B)(2)                    Trust Agreement pursuant to              2
                             which the Issuer was formed.

25.1                         Statement of the Indenture               5
                             Trustee on Form T-1 as to its
                             eligibility pursuant to the
                             requirements of the TIA to hold
                             the position of indenture
                             trustee under the Indenture.